Exhibit A-4


                              MESC PLANT SCHEMATIC



                                 Surplus Assets

                      No. 5 Power        No. 6 Power                No. 8
No. 3 Turbine           Boiler              Boiler                 Recovery
 Generator             Fuel: Gas        Fuel: Biomass, Gas          Boiler
____________         ______________    ______________________     Fuel: Gas
                               |              |               __________________
                               |              |                       |
                               |______________|                       |
                                              |                       |
        N. 8 Power        No. 7 Power         |                       |
          Boiler            Boiler            |                       |
        Fuel: Gas     Fuel: Coal, Biomass,    |                       |
                              Gas             |                       |
      ______________  ________________________|                       |
            |                         |                               |
            |                         |                               |
       Hot Pressure Steam       High Pressure Steam         High Pressure Steam
            |                         |                               |
            |                         |                               |
      ______|_________________________|_______________________________|_______
            |               |                   |
            |               |                   |
            |               |                   |
            |               |                   |
No. 7 Turbine---------No. 6 Turbine--------No. 5 Turbine---------------
  Generator             Generator            Generator              | |
                            |                   |                   | |
                            |                   |                   | |
                            |                   |                   | |
                        ____|___________________|____               | |
                                      |                             | |
                                      |                             | |
                               Low Pressure Steam                   | |
                                      |                             | |
                                      |                             | |
                                      |                             | |
                                      |                             | |
                                      |                             | |
                                      |                             | |
                                      |                            Power
                                      |                             Grid
                                      |                               |
                                      KC                              |
                                  (Tissue Mill-------------------------

                                 and Pulp Mill)